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                                                                   EXHIBIT 10.15

                     FIRST FEDERAL SAVINGS BANK OF SIOUXLAND

                               Profit Sharing Plan

This new plan will replace the current incentive plan. The new profit sharing plan will be based upon R.O.A. and net income. The pool of money to be allocated will be determined on First Federal's performance in these two areas. Individual allocations will be made to the employee's tenure and performance.

The following are proposed scales and formulas for the new profit sharing plan:


         ROA                                                  % of Net Income for pool
         ---                                                  ------------------------
           0-.19%                                                            0
         .20-.29%                                                            0
         .30-.39%                                                            2
         .40-.49%                                                            2
         .50-.59%                                                            5
         .60-.69%                                                            5
         .70-.79%                                                            6
         .80-.89%                                                            6
         .90-.99%                                                            8
     1.0 & greater                                                           8



     Tenure (weighted at 15% of total plan)
     --------------------------------------
           0-1 yr                                                            0%
           1-2 yrs                                                           25%
           2-5 yrs                                                           50%
          5-10 yrs                                                          100%
         10-15 yrs                                                          110%
         15-20 yrs                                                          115%
          20 + yrs                                                          120%



     Performance (weighted at 85% of total plan)
     -------------------------------------------
                1                                                            0%
                2                                                           10%
                3                                                           20%
                4                                                           35%
                5                                                           50%
                6                                                           65%
                7                                                           80%
                8                                                           90%
                9                                                          100%
               10                                                          110%


If ROA was .68 and net income was $4,200,000 then we would have a pool of 5% of the $4,200,000 or $210,000. Approximately 20% of this pool would be allocated to top management ($42,000) and 50% would be allocated to all other employees through the profit sharing plan ($105,000). The remaining portion would help fund other incentive programs sponsored throughout the year.

Employees in direct sales positions will remain on commission plans rather than be included in the profit sharing plan. We anticipate paying approximately $82,000 in commissions. We also pay CSO, Life and Annuity commissions, as well as bonus amounts for special programs.
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Example pay out under new profit sharing plan:

$105,000 (employee pool)/$2,981,149 (salaries of those included in the plan) = 3.5%


     Salary:                        $36,000
     Tenure:                        4 years
     Performance:                   8


$36,000 x 3.5% = $1,260

$1,260 x 15% (tenure) x 50% = $94.50

$1,260 x 85% (performance) x 90% = $963.90

Total pay out = $1,058.40